UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2007

Borland Software Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20450 Stevens Creek Boulevard, Cupertino, California		95014
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	4088632800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

This Amendment No. 1 to Form 8-K updates the Form 8-K filed by Borland Software Corporation (the "Company") on January 31, 2007.

On March 15, 2007, the "Company" posted to its website a GAAP to non-GAAP reconciliation of financial results for the fourth quarter and the fiscal year ended December 31, 2006. This information updates the estimates provided in the reconciliation of GAAP to non-GAAP financial results contained in the Company's press release of January 30, 2007, which was filed on the Form 8-K with the Securities and Exchange Commission on January 31, 2007.

The updated GAAP to non-GAAP reconciliation of financial results for the fourth quarter and the fiscal year ended December 31, 2006 is attached as Exhibit 99.1 and can be found by visiting the Company's website at www.borland.com and following the headings "Company" and "Investor Relations."

Item 9.01 Financial Statements and Exhibits.

GAAP to non-GAAP Reconciliation of Financial Results for the Fourth Quarter and the Fiscal Year ended December 31, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borland Software Corporation

March 20, 2007	By:	Gregory J. Wrenn

Name: Gregory J. Wrenn
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	GAAP to Non-GAAP Reconciliation of Financial Results for the Quarter and Fiscal Year Ended December 31, 2006